NATIONWIDE MUTUAL FUNDS
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund

Supplement dated June 20, 2023
to the Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Inflation-Protected Securities Fund

Effective July 1, 2023, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016
Nicholas J. Kern, CFA	Senior Investment Professional	Since 2023

2.	The information relating to the “Nationwide Inflation-Protected Securities Fund” on page 56 of the Prospectus is deleted in its entirety and replaced with the following:

Chad W. Finefrock, CFA, and Nicholas J. Kern, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 1997. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities and short-term instruments for Nationwide Mutual and its affiliates.

Mr. Kern joined Nationwide Mutual, the parent company of NWAM, in 2000. He is a Senior Investment Professional and is responsible for underwriting, trading, surveillance and portfolio management of agency and non-agency residential mortgage-backed securities portfolios for Nationwide Mutual and its affiliates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE